LONG-TERM DEPOSITS, NET	12 Months Ended
Dec. 31, 2019
LONG-TERM DEPOSITS, NET
LONG-TERM DEPOSITS, NET

11.         LONG-TERM DEPOSITS, NET

Long-term deposits, net consist of the following:

	As of December 31,
	2018	2019

Concession fee deposits	$920	$646
Office rental deposits	430	208

Total long-term deposits	$1,350	$854

Concession fee deposits normally have terms of three to five years and are refundable at the end of the concession terms. Office rental deposits normally have terms of one to three years and are refundable at the end of the lease term. Most of concession fee deposit has been provided bad debt according to assessment of recoverability.

The long-term deposits are not within the scope of the ASC 310-10-25 regarding interests on receivables, because they are intended to provide security for the counterparty to the concession rights or office rental agreements. Therefore, the deposits are recorded at cost.